EGA Emerging Global Shares Trust Supplement dated September 10, 2009 to the Prospectus dated May 18, 2009

As of July 1, 2009, the Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund is being publicly offered.

As of September 15, 2009, the Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund is being publicly offered.

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This Supplement replaces and supersedes any prior supplements. Please keep this Supplement for future reference.